UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 21, 2005

EMPYREAN HOLDINGS, INC.

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(Exact name of registrant as specified in its charter)

Nevada	0-30118	88-0413417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification No.)

11200, Westheimer Rd., Suite 900, Houston, TX 77042

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(Address of principal executive offices) (Postal Code)

Registrant's telephone number, including area code: (713) 243-8731

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On December 20, 2005, the condominium under the ownership of the company's subsidiary, Tradewinds International Corp. located at 12, Coral Way, Key West, FL 33040-5913 was lost due to a foreclosure action initiated by the previous owner and mortgagee.

This foreclosure resulted directly from the concealment of the company's real estate consultant as to whether actual payments on the debt were being made. On the discovery of this concealment, the consultant's services were immediately terminated. At that time, an Order of foreclosure had been entered, and there was insufficient opportunity to refinance the debt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2005                                        EMPYREAN HOLDINGS, INC.

/s/ Robert L. Lee

By: Robert L, Lee

President and Director